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            MERIDIAN CAPITAL MARKETS, A DIVISION OF MERIDIAN BANK
                       PURCHASE AND SERVICING AGREEMENT

    THIS PURCHASE AND SERVICING AGREEMENT is made and dated as of the 1st day of September, 1993, by and between MERIDIAN CAPITAL MARKETS, a division of Meridian Bank, a Pennsylvania banking corporation ("MCM"), and First Financial Caribbean Corporation (the "Seller/Servicer").

                                   RECITALS

    MCM desires to purchase and the Seller/Servicer desires to sell to MCM certain Mortgage Loans from time to time on the terms and conditions set forth herein.

    MCM has entered into a Master Service Agreement with (see addendum) (the "Master Servicer") to supervise the servicing of the Mortgage Loans and provide certain reports to MCM as required thereunder.

    MCM desires the Seller/Servicer to service the Mortgage Loans and the Seller/Servicer has agreed to do so on the terms and conditions set forth herein, and in the Master Servicer's Servicing Guide, a copy of which the Seller/Servicer has reviewed.

    NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, MCM and the Seller/Servicer, intending to be legally bound hereby agree as follows:

                                   AGREEMENT

    1. PURCHASE AND SALE OF MORTGAGE LOANS. Following the date of this Agreement, the Seller/Servicer agrees to deliver to MCM Mortgage Loans having such characteristics and in such aggregate principal amounts as are agreed between MCM and the Seller/Servicer, as evidenced by Commitment Confirmations issued by MCM to the Seller/Servicer pursuant to MCM's Seller Guide, as amended or supplemented from time to time (the "Seller Guide") and this Agreement. MCM agrees to purchase such Mortgage Loans from the Seller/Servicer on the terms and subject to the conditions of the Commitment Confirmations, this Agreement and the Seller Guide, as the same may be supplemented or amended from time to time. The Seller/Servicer hereby acknowledges and agrees to all terms and provisions of the Seller Guide which relate to the selling of Mortgage Loans, including without limitation Chapter 7 thereof, which are hereby incorporated by reference as if such had been set forth herein in their entirety.

    2. SERVICING COMMITMENT. Unless otherwise directed by MCM, the Seller/Servicer shall service the Mortgage Loans following their purchase by MCM on behalf of MCM and subsequent owners, on the terms and subject to the conditions set forth herein, in the Seller Guide (to the extent applicable) and in the Master Servicer's Servicing Guide, as the same may be supplemented or amended from time to time (the "Servicing Guide"). In addition, MCM may from time to time with the consent of the Seller/Servicer direct a Mortgage Loan

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Seller to transfer to the Seller/Servicer servicing of Mortgage Loans MCM has purchased from such Mortgage Loan Seller. The Seller/Servicer shall service such Mortgage Loans on the terms and conditions set forth herein, in the Seller
Guide and in the Servicing Guide. The Seller/Servicer hereby acknowledges and agrees to all terms and provisions of the Seller Guide and the Servicing Guide which relate to the servicing of Mortgage Loans, which are hereby incorporated by reference as if set forth herein in their entirety. The Seller/Servicer acknowledges that MCM may sell the Mortgage Loans it purchases to create one or more Securitization Structures (as defined in the Seller Guide) or the Morgage Loan participations. With respect to each Securitization Structure or Mortgage Loan participation created by MCM, the Seller/Servicer hereby agrees to accept and be bound by such modifications of the servicing provisions of this Agreement, the Seller Guide and the Servicing Guide (with MCM or its assignee or the entity created to facilitate such Securitization Structures or Mortgage Loan participations) as are reasonably required by MCM. The Seller/Servicer further agrees to accept and be bound by any modifications to the servicing provisions of this Agreement, the Seller Guide and the Servicing Guide hereto as are required by Rating Agencies, insurers, trustees or master servicers in conjunction with each Securitization Structure or Mortgage Loan participation and for a rating in the highest long-term rating category of each Rating
Agency.

     3. SUBSEQUENT TRANSFER. The Seller/Servicer acknowledges and agrees that from time to time Mortgage Loans serviced by the Seller/Servicer hereunder and/or interests therein will be sold, pledged or otherwise transferred to subsequent owners and/or trustees. The Seller/Servicer hereby agrees to continue to service the transferred Mortgage Loans on the terms and conditions set forth in this Agreement and Exhibit A hereto.

     4. NOTICES. All notices between the parties hereto shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to MCM at:

                           6600 North Andrews Avenue
                           Cypress Centre
                           Ft. Lauderdale, Florida 33309

                           Attention:  Correspondent Purchase Program

and to the Seller/Servicer at its address set forth opposite its signature below. MCM and the Seller/Servicer may designate to the other party in writing, from time to time, other or different addresses to which communications hereunder shall be sent.

     5. THIRD-PARTY BENEFICIARIES. The assignees, transferees and designees of MCM are acknowledged by the Seller/Servicer to be third-party beneficiaries of this Agreement entitled to enforce the provisions hereof directly.

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     6.  DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Seller Guide.

Executed as of the day and year first above written.

SELLER/SERVICER:                   FIRST FINANCIAL CARIBBEAN
                                   CORPORATION

Address:

650 Munoz Rivera Ave.              By: /s/ Alfredo Casals
Suite 500, Doral Bldg.                  --------------------------------
Rio Piedras, P.R.  00919           Name: Alfredo Casals
                                   Title: Assistant to Chairman & C.E.O.

MCM: MERIDIAN CAPITAL MARKETS, a division of MERIDIAN BANK, a Pennsylvania banking corporation

                                   By: /s/ Patrick D. Henry
                                       ---------------------------------
                                   Name: Patrick D. Henry
                                   Title: Director

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            MERIDIAN CAPITAL MARKETS, A DIVISION OF MERIDIAN BANK
                 ADDENDUM TO PURCHASE AND SERVICING AGREEMENT


THIS ADDENDUM is made and dated as of the 1st day of September 1993, by and between MERIDIAN CAPITAL MARKETS, a division of Meridian Bank ("MCM") and First Financial Caribbean Corporation (the "Seller/Servicer").

                                  Background
                                  ----------


     On the date hereof, MCM and the Seller/Servicer have entered into a Purchase and Servicing Agreement (the "Agreement") pursuant to which the Seller/Servicer will sell to MCM, and service for MCM, certain Mortgage Loans. The Agreement contemplates that MCM previously would have entered into a Master Servicing Agreement with a Master Servicer to supervise the activities of the Seller/Servicer as the servicer of Mortgage Loans. As of the date hereof, no Master Servicing Agreement has been executed, and the parties hereto are entering into this Agreement to clarify the manner in which Mortgage Loans will be serviced prior to the appointment of a Master Servicer.

     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

     1. Notwithstanding any provision of the Agreement to the contrary, until such time as MCM notifies the Seller/Servicer that a Master Servicer has been appointed, the Seller/Servicer shall service Mortgage Loans on the terms and subject to the conditions set forth in the Agreement and the Seller Guide. Upon notification by MCM of the appointment of a Master Servicer, the Seller/Servicer shall service Mortgage Loans as provided in Section 2 of the Agreement as if such Master Servicer had been named in the Recitals thereto.

     2. All other terms and conditions of the Agreement shall remain in full force and effect.

     Executed as of the date and year first above written.

FIRST FINANCIAL CARIBBEAN             MERIDIAN CAPITAL MARKETS
CORPORATION

By /s/ Alfredo Casals                    /s/ By Patrick D. Henry
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